CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Jan. 31, 2020	Jan. 31, 2019
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
Revenues, net		$ 57
Cost of goods sold		83
Gross margin		(26)
Operating expenses:
Research and development	$ 4,690	9,079
Sales and marketing	714	2,157
General and administrative	4,282	5,244
Total operating expenses	9,686	16,480
Loss from operations	(9,686)	(16,506)
Change in fair value of warrant and stock liabilities	291	28
Other income (expense), net	(290)	(778)
Loss before provision for income taxes	(9,685)	(17,256)
Provision for income taxes	2	2
Net loss and comprehensive loss	$ (9,687)	$ (17,258)
Basic and diluted net loss per share	$ (0.75)	$ (2.23)
Shares used in computing basic and diluted net loss per share	12,921,000	7,727,000